                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant    [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    FNB Corp.
                (Name of Registrant as Specified in Its Charter)

              Jerry A. Little, Treasurer and Secretary, FNB Corp.,
      Post Office Box 1328, Asheboro, North Carolina 27204, (910) 626-8300
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of SchedulE 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:
       2)       Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4)       Proposed maximum aggregate value of transaction:
       5)       Total fee paid:

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                    FNB CORP.

                                101 Sunset Avenue
                         Asheboro, North Carolina 27203


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



         Notice is hereby given that the regular Annual Meeting of Shareholders of FNB Corp. (the "Corporation") will be held at the AVS Banquet Centre, 2045 North Fayetteville Street, Asheboro, North Carolina, on Tuesday, the 14th day of May, 1996, at one o'clock p.m., preceded by a buffet luncheon beginning at 12:15 p.m., for the following purposes:

         1. To elect four Class I Directors to serve for three-year terms expiring at the Annual Meeting in 1999.

         2. To consider ratification of the selection of KPMG Peat Marwick LLP, Certified Public Accountants, as independent auditors of the Corporation for the 1996 fiscal year.

         3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

         All shareholders are invited to attend the meeting. Only those shareholders of record at the close of business on March 28, 1996, shall be entitled to notice of the meeting and to vote at the meeting.

         Information relating to the activities and operations of FNB Corp. during the fiscal year ended December 31, 1995, is contained in the Corporation's Annual Report, which is enclosed.


                                    By Order of the Board of Directors



                                    Michael C. Miller
                                    President

APRIL 8, 1996

YOUR BOARD OF DIRECTORS URGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF FNB CORP. IN WRITING PRIOR TO THE VOTING OF THE PROXY.

                                 PROXY STATEMENT


                               GENERAL INFORMATION

     The following information is furnished in connection with the solicitation of proxies by the Board of Directors of FNB Corp. (the "Corporation" or "FNB") for use at the Annual Meeting of Shareholders to be held on May 14, 1996. The principal executive offices of the Corporation are located at its wholly-owned subsidiary, First National Bank and Trust Company (the "Bank"), 101 Sunset Avenue, Asheboro, North Carolina 27203 (Telephone: 910-626-8300). This proxy statement and the enclosed form of proxy were first sent to shareholders on or about April 8, 1996.

     A proxy may be revoked by the person giving it by delivering a written notice to the Corporation prior to the meeting or by personally requesting that it be returned. The shares represented by all properly executed proxies received by the Corporation in time to be taken to the meeting will be voted; and, if a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specification. If a specification is not made, the proxy will be voted for the proposals set forth in the Notice of Annual Meeting of Shareholders.

     Solicitation of proxies may be made in person or by mail or telephone by directors, officers and regular employees of the Corporation or Bank without additional compensation therefor. The Corporation may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Corporation Common Stock held of record by such person, and the Corporation will reimburse such forwarding expenses. The Corporation will pay the costs of solicitation of proxies.

            VOTING SECURITIES OUTSTANDING AND PRINCIPAL SHAREHOLDERS

     Only holders of record of FNB Common Stock at the close of business on March 28, 1996 (the "Record Date"), are entitled to a notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the Record Date, there were 1,800,296 shares of FNB Common Stock issued and outstanding and 1,040 holders of record. All share information in this proxy statement has been restated to reflect the three-for-two Common Stock split effected in the form of a 50% stock dividend paid to shareholders on May 26, 1996.

     Each share is entitled to one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of FNB Common Stock entitled to vote is necessary to constitute a quorum.

     As of March 28, 1996, Stella H. Neely, 703 Sunset Avenue, Asheboro, North Carolina, owned of record 75,096 shares of FNB Common Stock (representing 4.2% of the shares then outstanding). Mrs. Neely has executed a revocable power of attorney that allows R. Reynolds Neely, Jr., 146 North Church Street, Asheboro, North Carolina and Melody Neely Jackson, 929 Walton Court, Asheboro, North Carolina, to jointly vote or dispose of such shares. Mr. Neely and Mrs. Jackson are the children of Mrs. Neely and by reason of such power of attorney, may be deemed the beneficial owners of the shares held by their mother. The 75,096 shares together with shares owned beneficially by Mr. Neely and his immediate family aggregate 93,577 shares (5.2% of the outstanding shares of Common Stock) and these 75,096 shares together with shares owned beneficially by Mrs. Jackson and her immediate family aggregate 94,359 shares (5.2% of the outstanding shares of Common Stock).

                               EXECUTIVE OFFICERS

     The current executive officers of the Corporation and of the Bank are as follows:

NAME                                AGE     POSITION IN CORPORATION                          POSITION IN BANK
Michael C. Miller                   45      President and Chief                              President and Chief
                                            Executive Officer                                Executive Officer

Jerry A. Little                     52      Treasurer and Secretary                          Senior Vice President
                                                                                             and Secretary


     The above officers have held executive positions with the Corporation or the Bank for at least the past five years. Officers are elected annually by the Board of Directors.

                              ELECTION OF DIRECTORS

     The bylaws of the Corporation provide that the number of directors shall consist of not less than nine nor more than twenty-five, with the exact number of directors within such maximum and minimum limits to be fixed and determined from time to time by resolution adopted by a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. The Board of Directors has set the total number of directors at 11 who either will be elected at the 1996 Annual Meeting or were previously elected and will remain in office after that meeting.

     The Board of Directors is divided into three classes: Class I, Class II and Class III. In accordance with this classification, the members of Class I of the Board of Directors are to be elected at this Annual Meeting. It is intended that the persons named in the accompanying form of proxy will vote for the four nominees listed below for directors of the Corporation in Class I, unless authority so to vote is withheld. Each nominee is at present a member of the Board of Directors. Class I directors will serve for three-year terms expiring at the 1999 Annual Meeting or until their successors shall be elected and shall qualify. Directors are elected by a plurality of the votes cast. Abstentions and broker nonvotes will not affect the election results if a quorum is present.

     The following information is furnished with respect to the nominees for election as directors of the Corporation in Class I, and for the directors in Classes II and III whose terms expire at the Annual Meetings occurring in 1997 and 1998, respectively. Each nominee for Class I director and each director presently serving in Classes II and III also serves as a director of the Bank.

                         NOMINEES FOR CLASS I DIRECTORS

             NOMINEES FOR ELECTION AS DIRECTORS FOR THREE-YEAR TERMS
                     EXPIRING AT THE ANNUAL MEETING IN 1999


                                    OCCUPATION                                  DIRECTOR
NAME                                LAST FIVE YEARS                             SINCE                     AGE
James M. Culberson, Jr.             Chairman of the Board                       1974                      67
                                    of the Corporation
                                    (1984 - Present); Chairman of the Board of
                                    the Bank (1974 - Present); President of the
                                    Corporation (1984 - 1993); Chief Executive
                                    Officer of the Bank (1991 - 1993); President
                                    of the Bank (1974 - 1991)

J. M. Ramsay III                    President,                                  1989                      48
                                    Elastic Therapy, Inc.
                                    (1989 - Present)

Charles W. Stout, M.D.              Family Physician,                           1989                      63
                                    Sole Practice
                                    (1962 - Present)

Earlene V. Ward                     Secretary                                   1976                      64
                                    (1991 - Present)
                                    Vice President
                                    (1963 - 1991), Vestal Motor Co.; Secretary
                                    and Treasurer (1991 - Present) Secretary
                                    (1979 - 1991), Mid-State Motors, Inc.



                                                         3


                              DIRECTORS IN CLASS II

                              DIRECTORS WITH TERMS
                     EXPIRING AT THE ANNUAL MEETING IN 1997

                                    OCCUPATION                                  DIRECTOR
NAME                                LAST FIVE YEARS                             SINCE                     AGE

W. L. Hancock                       President and                               1973                      60
                                    Treasurer,
                                    Hancock Farms, Inc.
                                    (Purebred Cattle)
                                    (1987 - Present)

R. Reynolds Neely, Jr.              Planning Director                           1980                      42
                                    (1989 - Present),
                                    City of Asheboro
                                    Planning Department

Richard K. Pugh                     Chairman of the Board                       1988                      61
                                    (1990 - Present),
                                    Pugh Oil Company, Inc.

E. C. Watkins, Jr.                  Industrial and                              1989                      69
                                    Commercial Developer
                                    (1975 - Present)




                             DIRECTORS IN CLASS III

                              DIRECTORS WITH TERMS
                     EXPIRING AT THE ANNUAL MEETING IN 1998

                                    OCCUPATION                                  DIRECTOR
NAME                                LAST FIVE YEARS                             SINCE                     AGE

James M. Campbell, Jr.              President and                               1984                      57
                                    Treasurer, Sew
                                    Special, Inc.
                                    (1979 - Present)

Thomas A. Jordan                    President, Michael                          1984                      56
                                    Thomas Furniture
                                    Company
                                    (1983 - Present)








                                                         4



                                    OCCUPATION                                  DIRECTOR
NAME                                LAST FIVE YEARS                             SINCE                     AGE

Michael C. Miller                   President and Chief                         1992                      45
                                    Executive Officer of
                                    the Corporation
                                    (1994 - Present);
                                    Chief Executive Officer
                                    of the Bank
                                    (1994 - Present);
                                    President of the Bank
                                    (1991 - Present);
                                    Vice President, Treasurer
                                    and Secretary of the
                                    Corporation
                                    (1986 - 1993);
                                    Executive Vice President
                                    and Secretary of the Bank
                                    (1986 - 1991);
                                    Director,
                                    B. B. Walker Company

     In the event that any nominee should not be available to serve for any reason (which is not anticipated), it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Corporation may recommend.

COMMITTEES OF THE BOARD

     The Board of Directors holds regular monthly meetings to conduct the normal business of the Corporation and meets on other occasions when required for special circumstances. In addition, certain board members serve on standing committees. Among these committees are the Audit and Compliance, Compensation and Nominating Committees, whose members and principal functions are as follows:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee reviews significant audit and accounting principles, policies and practices and meets with the audit manager relative to internal audit functions and with the Independent Auditors to review the performance of the audit manager and internal controls and accounting procedures. The committee also reviews significant regulatory compliance matters and meets with the compliance officer relative to the compliance management function. Additionally, the committee reviews regulatory reports filed with the Federal Reserve Board and Comptroller of the Currency. Members of this committee are Directors Neely, Hancock, Ramsay and Watkins. The Audit and Compliance Committee met six times during the 1995 fiscal year.

     COMPENSATION COMMITTEE. The Compensation Committee deals in broad terms with personnel matters and reviews the compensation of the senior officers of the Corporation and Bank. Members of this committee are Directors Campbell, Neely, Pugh and Ward. The Compensation Committee met twice during the 1995 fiscal year.

     NOMINATING COMMITTEE. The Board of Directors, as a group, serves as the Nominating Committee and in that capacity recommends nominees for election to the Board. Qualified candidates recommended by shareholders will be considered by the Board. In order for a candidate recommended by a shareholder to be considered as a nominee at the next annual meeting, the name of such candidate, together with a written description of the candidate's qualifications must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 9, 1996.

     During the fiscal year ended December 31, 1995, the Board of Directors held a total of 13 regular and special meetings. Each Director attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which he or she served.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1995, 1994 and 1993, the cash and certain other compensation paid to or received or deferred by persons who were at December 31, 1995 the chief executive officer of the Corporation and the other officers of the Corporation whose total salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE



                                                                                   LONG TERM
                                                        ANNUAL COMPENSATION     COMPENSATION
                                                                                    SECURITIES
                                                                                   UNDERLYING
NAME AND PRINCIPAL POSITION                                                      STOCK OPTIONS   ALL OTHER
ON DECEMBER 31, 1995                        YEAR       SALARY        BONUS              (#)      COMPENSATION
- ------------------------------------        ----       ------        -----       ----------      ------------
Michael C. Miller, President and            1995      $137,496     $36,750           5,000         $8,042 (1)
Chief Executive Officer of the              1994       125,000      35,000           7,500          4,768
Corporation and Bank                        1993        82,929      27,000               -          4,669

     (1) Amount shown consists of $3,422 paid by the Bank pursuant to a Split Dollar Insurance Program for executives and $4,620 contributed by the Corporation to a 401(k) plan.

STOCK OPTIONS

     The following table provides details regarding stock options granted to the Named Executive Officers in the 1995 fiscal year. Information concerning stock options to directors is set forth under the heading "Director Compensation". The stock options were granted pursuant to the Corporation's Stock Compensation Plan.

                              OPTION GRANTS IN 1995

                                                                % OF
                                            NUMBER OF           TOTAL
                                            SECURITIES         OPTIONS
                                            UNDERLYING         GRANTED           EXERCISE
                                               OPTIONS              TO           OR BASE
                                               GRANTED        EMPLOYEES            PRICE                  EXPIRATION
NAME                                           (#) (1)         IN 1995            ($/SH)                        DATE
- ----                                        -------------     -----------       ---------                 ----------
Michael C. Miller                               5,000            16.7%            $24.00                  December
                                                                                                          13, 2005


     (1) Incentive Stock Options exercisable one year after the grant date (December 14, 1996), with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on the date of grant.

     The following table shows the number of shares covered by exercisable and unexercisable options held by Named Executive Officers as of December 31, 1995. No options were exercised by Named Executive Officers in 1995.

                       OPTION VALUES AT DECEMBER 31, 1995



                                               NUMBER OF SECURITIES
                                                     UNDERLYING                     VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                               DECEMBER 31, 1995 (#)               DECEMBER 31, 1995 (1)
                                            ------------------------------      -----------------------------
NAME                                        EXERCISABLE   UNEXERCISABLE         EXERCISABLE    UNEXERCISABLE
Michael C. Miller                       1,500                 11,000               $11,595       $46,380

     (1) The closing price of the Corporation's Common Stock on December 26, 1995, the last day the stock was traded in fiscal 1995, was $24.00.

PENSION PLAN

     The Bank maintains a Pension Plan for its employees. The aggregate amount set aside or accrued during the year ended December 31, 1995, for all benefits to be paid under the Plan in the event of retirement with respect to all employees, as a group, was $214,621. The contributions to the Plan are based on actuarial assumptions covering all employees, as a group, and the contributions attributable to officers as a group are not determinable. No outside director is included in the Pension Plan. As of January 1, 1996, the individual named in the Summary Compensation Table, Mr. Miller, had 10 credited years of service under such plan. The approximate annual retirement benefits beginning at the normal retirement age of 65 to plan participants with salaries in the classifications indicated are listed in the table below. The benefit amounts listed in the following table reflect a straight life annuity. The benefit amounts listed in the table are subject to certain adjustments for participants who accrued benefits under the Plan prior to January 1, 1989.


                                           APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT
ASSUMED AVERAGE                                 FOR YEARS OF SERVICE INDICATED
COMPENSATION FOR
FINAL TEN YEARS            15 Years          20 Years          25 Years          30 Years    35 Years     40 Years
- ---------------            --------          --------          --------          --------    --------     --------
    $100,000                 16,816             22,421             28,027         33,632      39,237        42,487
     125,000                 21,691             28,921             36,152         43,382      50,612        54,675
     150,000                 26,566             35,421             44,277         53,132      61,987        66,862
     175,000                 31,441             41,921             52,402         62,882      73,362        79,050
     200,000                 36,316             48,421             60,527         72,632      84,737        91,237
     225,000                 41,191             54,921             68,652         82,382      96,112       103,425

DIRECTOR COMPENSATION

     Directors, other than the Chairman of the Board, who are not also employees of the Corporation or Bank are paid $300 for each Board meeting they attend and receive an additional $200 for each committee meeting attended. In addition, each nonemployee director, other than the Chairman of the Board, is paid a monthly retainer of $325. The Chairman of the Board receives an annual fee of $25,000. Directors may elect to defer receipt of their fees and monthly retainers until their retirement from the Board. Any deferred fees and retainers become a general obligation of the Corporation to be credited with interest at the Bank's deposit rate applied to individual retirement accounts with a two-year term and priced on a monthly variable-rate basis, subject to a minimum rate of 5.5% per annum.

     On December 14, 1995, the Corporation granted to each nonemployee director a nonqualified stock option to purchase 1,000 shares of Common Stock at the price of $24.00 per share. The price for shares that may be purchased pursuant to the options is equal to the fair market value of the Corporation's Common Stock on date of grant. The stock options first become exercisable on December 14, 1996, with 20% of the shares covered thereby becoming exercisable at that time and an additional 20% of the option shares becoming exercisable on each successive anniversary date. The options expire on December 13, 2005.

                     INDEBTEDNESS OF OFFICERS AND DIRECTORS

     Certain of the directors and officers of the Corporation and Bank and companies with which they are affiliated were customers of and borrowers from the Bank in the ordinary course of business in 1995. Similar banking transactions are expected to take place in the future. In the opinion of management, all outstanding loans and commitments included in such transactions were made substantially on the same terms, including rate and collateral, as those prevailing at the time in comparable transactions with other customers and did not involve more than normal risk of collectibility or contain other unfavorable features.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 10, 1996, certain information with respect to the beneficial ownership of FNB Common Stock by directors and by directors and executive officers as a group.


                                    AMOUNT AND NATURE OF
                                    BENEFICIAL OWNERSHIP                                 PERCENT
NAME AND ADDRESS                    MARCH 10, 1996  (1) (2)                             OF CLASS
- ----------------                    -----------------------                             --------
James M. Campbell, Jr.                                21,040                             1.17
Randleman, NC

James M. Culberson, Jr.                               19,237                             1.07
Asheboro, NC

W. L. Hancock                                         18,595                             1.03
Franklinville, NC

Thomas A. Jordan                                      75,215                             4.18
Liberty, NC

Michael C. Miller                                      5,320                             0.30
Asheboro, NC

R. Reynolds Neely, Jr.                                93,577      (3)                    5.20
Asheboro, NC

Richard K. Pugh                                        1,800                             0.10
Asheboro, NC

J. M. Ramsay III                                       9,021                             0.50
Asheboro, NC

Charles W. Stout, M.D.                                11,670                             0.65
Asheboro, NC

Earlene V. Ward                                       11,106                             0.62
Asheboro, NC

E. C. Watkins, Jr.                                     1,982                             0.11
Ramseur, NC

Directors and officers as                            269,481     (3)                    14.93
  a group (12 persons)


     (1) Includes shares held by directors' and officers' immediate families, including spouse and/or children residing in same household. Does not include 2,310 shares owned by the Ferree Educational and Welfare Fund, of which Mr. Miller is a trustee and treasurer.

     (2) Includes shares subject to stock options exercisable as of March 10, 1996 or within 60 days thereafter for Mr. Campbell (300 shares), Mr. Culberson (300 shares), Mr. Hancock (300 shares), Mr. Jordan (300 shares), Mr.

Miller (1,500 shares), Mr. Neely (300 shares), Mr. Pugh (300 shares), Mr. Ramsay (300 shares), Mrs. Ward (300 shares), Mr. Watkins (300 shares) and all directors and officers as a group (4,800 shares).

     (3) Includes 75,096 shares held of record by Mr. Neely's mother and over which Mr. Neely and his sister have joint voting and dispository control pursuant to a revocable power of attorney.

     Under the securities laws of the United States, the Corporation's directors, its executive officers, and any persons holding more than 10 percent of the Corporation's stock are required to report their ownership of the Corporation's stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during 1995. All of these filing requirements were satisfied by its directors, officers and 10 percent holders, except that each of the directors and officers of the Corporation inadvertently failed to file on a timely basis one report relating to one transaction involving the grant of stock options during 1995. Additionally, J. M. Ramsay III, a director of the Corporation, inadvertently failed to file on a timely basis three reports relating to three transactions involving stock of the Company owned by him. In making these statements, the Corporation has relied on the written representations of its directors, officers and 10 percent holders and copies of the reports that they have filed with the Commission.

                              INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP, independent certified public accountants, has been selected by the Board of Directors as independent auditors for the 1996 fiscal year. This selection is being presented to the shareholders for ratification at the Annual Meeting.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if he desires to do so. Such representative will be available to respond to questions relating to the 1995 audit of the Corporation's financial statements.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Secretary of FNB Corp., 101 Sunset Avenue, Asheboro, North Carolina 27203, no later than December 9, 1996.

                                  OTHER MATTERS

     There is no business other than as set forth, so far as now known, to be presented for action by the shareholders at the meeting. It is intended that the proxies will be exercised by the persons named therein upon matters that may properly come before the meeting or any adjournment thereof, in accordance with the recommendations of management.

     By Order of the Board of Directors:




                                                              Michael C. Miller
                                                              President


Date:  April 8, 1996

*******************************************************************************
                                    APPENDIX


                                    FNB CORP.
                                101 Sunset Avenue
                         Asheboro, North Carolina 27203

             Proxy for Annual Meeting of Shareholders - May 14, 1996

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. L. Hancock and R. Reynolds Neely, Jr., or either of them, proxies with full power of substitution to vote all shares of FNB Corp. standing in the name of the undersigned at the above Annual Meeting of Shareholders, and all adjournments thereof:

1. ELECTION OF CLASS I DIRECTORS TO SERVE FOR THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 1999: James M. Culberson, Jr., J. M. Ramsay III, Charles W. Stout, M.D., Earlene V. Ward

         _____ With authority to vote for all nominees listed above.
         _____ Without authority to vote for all nominees listed above.
         -----------------------------------------------------------------------
         To withhold authority to vote for any individual nominee, write the nominee's name in the space above.

2.       PROPOSAL TO RATIFY  SELECTION OF KPMG PEAT  MARWICK LLP as  independent auditors.
         _____ FOR         _____ AGAINST    _____ ABSTAIN

3. With discretionary authority upon such other matters as may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION TO VOTE FOR THE NOMINEES AND THE RATIFICATION OF THE SELECTION OF AUDITORS. THE PROXY WILL BE VOTED ACCORDINGLY UNLESS OTHERWISE SPECIFIED.


Dated:   _____________________, 1996     __________________________________
                                         Signature of Shareholder

                                         ----------------------------------
                                         Signature of Shareholder

                                         When  signing  as  attorney,  executor,
                                         administrator,   trustee  or  guardian,
                                         please  give full  title.  If more than
                                         one trustee, all should sign. All joint
                                         owners must sign.